UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  33-60032          62-1518973
        (State or other          (Commission       (IRS Employer
jurisdiction of incorporation)   File Number)   Identification Number)


1001 Tillman Street, Memphis, Tennessee                        38112
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events
On January 20, 2004, we issued a press release announcing a change in the time of the second quarter earnings conference call. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

Furnished as Exhibit 99.1 is a copy of our press release issued on January 20, 2005.

                                                               Exhibit 99.1
News from
[OBJECT OMITTED]
FOR IMMEDIATE RELEASE
                               Contacts:  Kris Matula, Executive Vice President
                                                    and Chief Financial Officer
                                                                   901-320-8588
                                                                   Chad Foreman
                                                     Investor Relations Manager
                                                                   901-320-8828
                                                      Website:  www.bkitech.com

                             REVISION - TIME CHANGE

                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.

                             Second Quarter Results

                     We have scheduled a conference call for

                           Thursday, January 27, 2005
                                8:00 a.m. Central

                Management participating on the call will include

                    David B. Ferraro, Chief Executive Officer
              John B. Crowe, President and Chief Operating Officer
       Kristopher J. Matula, Exec. Vice President, Chief Financial Officer
                   Chad P. Foreman, Investor Relations Manager

 All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through February 26, 2005.

In addition, persons interested in listening by telephone may dial in at (800) 946-0785 within the United States. International callers should dial (719) 457-2661. Participants should call no later than 8:25 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 463350. The telephone replay will be available until midnight February 10, 2005.

A press release will be issued via Business Wire after the market closes on January 26. If you do not receive a copy of this release, please contact Chad Foreman at (901) 320-8828.

We look forward to your participation.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ KRISTOPHER J. MATULA
                            --------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer January 20, 2005